UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 21, 2019
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

2015 W. Chestnut Street, Alhambra, CA  91803
Address of principal executive offices, including zip code

(626) 293-3400
Registrant's telephone number, including area code

N /A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 21, 2019, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of EMCORE Corporation (the “Company”) approved the EMCORE Corporation Fiscal 2020 Bonus Plan (the “2020 Bonus Plan”), which sets forth the terms of the fiscal 2020 annual incentive bonus opportunity for eligible employees of the Company. Under the 2020 Bonus Plan, the Company’s executive officers are eligible to receive cash bonus awards that are determined based on the Company’s net cash balance as of September 30, 2020. For the Company’s executive officers, the amount, if any, of the annual cash bonus payable under the 2020 Bonus Plan will be based 100% on the Company’s achievement of such metric. Under the 2020 Bonus Plan, the target bonus opportunity for Jeffrey Rittichier, the Company’s Chief Executive Officer, is 80% of his annual base salary at the end of the fiscal year, the target bonus opportunity for Tom Minichiello, the Company’s Chief Financial Officer, is 50% of his annual base salary at the end of the fiscal year, the target bonus opportunity for Albert Lu, the Company’s SVP, Engineering, is 40% of his annual base salary at the end of the fiscal year and the target bonus for Ian Black, the Company's SVP, Operations, is 40% of his annual base salary at the end of the fiscal year. The amount of cash bonus payable to each executive officer under the 2020 Bonus Plan will range from 0% to 120% of the executive’s target bonus opportunity based on the Company’s net cash balance as of September 30, 2020 relative to a target established by the Compensation Committee. With respect to the Company’s executive officers, bonuses, if any, under the 2020 Bonus Plan will be payable in cash after the end of the 2020 fiscal year and no later than March 15, 2021.

The foregoing description of the 2020 Bonus Plan is not complete and is qualified in its entirety by reference to the full text of the 2020 Bonus Plan filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 10.1 is furnished with this report.

Exhibit No.	Description
10.1	EMCORE Corporation Fiscal 2020 Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: December 26, 2019	By: /s/ Tom Minichiello Name: Tom Minichiello Title: Chief Financial Officer